POWERSHARES QQQ TRUST, SERIES 1

SUPPLEMENT DATED APRIL 17, 2008 TO THE PROSPECTUS DATED JANUARY 31, 2008

The name of PowerShares Capital Management LLC, the sponsor of the PowerShares QQQ Trust, Series 1 (the “Trust”), has changed to “Invesco PowerShares Capital Management LLC”. In connection with such name change, all references to “PowerShares Capital Management LLC” are hereby replaced with references to “Invesco PowerShares Capital Management LLC.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.